UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

Umpqua Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UMPQUA HOLDINGS CORPORATION

ONE SW COLUMBIA, SUITE 1200, PORTLAND, OREGON 97258

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, April 14, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/umpq

BAR CODE RESTRICTED

AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 1, 2009 to facilitate timely delivery.

Dear Umpqua Holdings Corporation Shareholder:

The 2009 Annual Meeting of Shareholders of Umpqua Holdings Corporation (the “Company”) will be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201, on Tuesday, April 14, 2009, at 6:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect eleven Directors to serve until the 2010 annual meeting of shareholders of the Company;

(2) to ratify the appointment of Moss Adams LLP as the Company’s independent auditor; and

(3) to approve the compensation of executives disclosed in the proxy statement.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on February 6, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

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Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

RiverPlace Hotel 1510 SW Harbor Way Portland, OR 97201

You can find directions to the Annual Meeting at: http://www.riverplacehotel.com/popup/directions.html

The following Proxy Materials are available for you to review online:

• the Company’s 2009 Proxy Statement (including all atachments thereto); • the Proxy Card;

• the 2008 Form 10-K (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone: 1-888-313-0164 (outside of the U.S and Canada cal 201-680-6688),

Email : shrrelations@bnymellon.com

Internet http://bnymellon.mobular.net/bnymellon/umpq.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Umpqua Holdings Corporation are available to review at:

http://bnymelon.mobular.net/bnymellon/umpq

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top rig ht hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

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